                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-09589

                         SCUDDER RREEF SECURITIES TRUST
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
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                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       06/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder RREEF Real Estate Securities Fund

Semiannual Report to Shareholders

June 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2005

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Class R shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 3-year, 5-year, and Life of Fund periods shown for Classes A, B, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated Institutional Class. In addition, the Fund began offering additional classes of shares, namely Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception on September 3, 2002 and Class R prior to its inception on October 1, 2003 are derived from the historical performance of Institutional Class shares of the Scudder RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/05
Scudder RREEF Real Estate Securities Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	6.83%	33.17%	22.47%	21.87%	22.73%
Class B	6.33%	31.99%	21.36%	20.85%	21.71%
Class C	6.47%	32.16%	21.52%	20.94%	21.79%
Class R	6.65%	32.59%	22.05%	21.57%	22.45%
Institutional Class	6.97%	33.55%	22.75%	22.23%	23.12%
S&P 500 Index+	-.81%	6.32%	8.28%	-2.37%	-1.20%
MSCI US REIT Index++	6.35%	32.93%	20.34%	20.13%	21.17%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

* Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 6/30/05	$ 21.45	$ 21.45	$ 21.51	$ 21.45	$ 21.43
12/31/04	$ 20.40	$ 20.40	$ 20.44	$ 20.39	$ 20.38
Distribution Information: Six Months: Income Dividends as of 6/30/05	$ .31	$ .22	$ .23	$ .27	$ .34
Institutional Class Lipper Rankings — Real Estate Funds Category as of 6/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	74	of	220	34
3-Year	23	of	152	16
5-Year	7	of	125	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder RREEF Real Estate Securities Fund — Class A [] S&P 500 Index+ [] MSCI US REIT Index++

Yearly periods ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/05
Scudder RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$12,551	$17,312	$25,341	$29,575
	Average annual total return	25.51%	20.07%	20.44%	21.43%
Class B	Growth of $10,000	$12,899	$17,675	$25,677	$29,852
	Average annual total return	28.99%	20.91%	20.76%	21.64%
Class C	Growth of $10,000	$13,216	$17,944	$25,875	$30,067
	Average annual total return	32.16%	21.52%	20.94%	21.79%
Class R	Growth of $10,000	$13,259	$18,183	$26,559	$30,976
	Average annual total return	32.59%	22.05%	21.57%	22.45%
S&P 500 Index+	Growth of $10,000	$10,632	$12,696	$8,868	$9,351
	Average annual total return	6.32%	8.28%	-2.37%	-1.20%
MSCI US REIT Index++	Growth of $10,000	$13,293	$17,454	$25,027	$29,238
	Average annual total return	32.93%	20.34%	20.13%	21.17%

The growth of $10,000 is cumulative.

* Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

Growth of an Assumed $1,000,000 Investment
[] Scudder RREEF Real Estate Securities Fund — Institutional Class [] S&P 500 Index+ [] MSCI US REIT Index++

Yearly periods ended June 30
Comparative Results as of 6/30/05
Scudder RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,335,500	$1,849,600	$2,728,700	$3,191,800
	Average annual total return	33.55%	22.75%	22.23%	23.12%
S&P 500 Index+	Growth of $1,000,000	$1,063,200	$1,269,600	$886,800	$935,100
	Average annual total return	6.32%	8.28%	-2.37%	-1.20%
MSCI US REIT Index++	Growth of $1,000,000	$1,329,300	$1,745,400	$2,502,700	$2,923,800
	Average annual total return	32.93%	20.34%	20.13%	21.17%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

+ The Standard and Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns for the 3-year, 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on May 2, 2005 are derived from the historical performance of Institutional Class shares of the Scudder RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 6/30/05
Scudder RREEF Real Estate Securities Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class S	6.86%	33.21%	22.39%	21.87%	22.73%
S&P 500 Index+	-.81%	6.32%	8.28%	-2.37%	-1.20%
MSCI US REIT Index++	6.35%	32.93%	20.34%	20.13%	21.17%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

* Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 6/30/05	$ 21.42
5/2/2005 (commencement of operations for Class S)	$ 19.81
Distribution Information: Two Months: Income Dividends as of 6/30/05	$ .11

Growth of an Assumed $10,000 Investment
[] Scudder RREEF Real Estate Securities Fund — Class S [] S&P 500 Index+ [] MSCI US REIT Index++

Yearly periods ended June 30
Comparative Results as of 6/30/05
Scudder RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$13,321	$18,334	$26,881	$31,387
	Average annual total return	33.21%	22.39%	21.87%	22.73%
S&P 500 Index+	Growth of $10,000	$10,632	$12,696	$8,868	$9,351
	Average annual total return	6.32%	8.28%	-2.37%	-1.20%
MSCI US REIT Index++	Growth of $10,000	$13,293	$17,454	$25,027	$29,238
	Average annual total return	32.93%	20.34%	20.13%	21.17%

The growth of $10,000 is cumulative.

* Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

+ The Standard and Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class R	Institutional Class	Class S**
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,068.30	$ 1,063.30	$ 1,064.70	$ 1,066.50	$ 1,069.70	$ 1,087.00
Expenses Paid per $1,000*	$ 4.15	$ 8.85	$ 8.24	$ 5.99	$ 2.77	$ 1.23
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Institutional Class	Class S**
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,020.78	$ 1,016.22	$ 1,016.81	$ 1,018.99	$ 1,022.12	$ 1,006.90
Expenses Paid per $1,000*	$ 4.06	$ 8.65	$ 8.05	$ 5.86	$ 2.71	$ 1.18

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Institutional Class	Class S**
Scudder RREEF Real Estate Securities Fund	.81%	1.73%	1.61%	1.17%	.54%	.73%

For more information, please refer to the Fund's prospectus.

** For the period May 2, 2005 (commencement of operations of Class S shares) to June 30, 2005.

Portfolio Management Review

In the following interview, Portfolio Co-Managers Jerry W. Ehlinger, John F. Robertson, John W. Vojticek and Mark D. Zeisloft discuss the market environment, performance results and positioning of Scudder RREEF Real Estate Securities Fund during its most recent semiannual period ended June 30, 2005.

Q:  How did Scudder RREEF Real Estate Securities Fund perform during its most recent semiannual period?

A:  Following a difficult first quarter for yield-oriented investments including REITs, the REIT market recovered during the second quarter of 2005, and the fund returned a positive 6.83% (Class A shares) for the six-month period ended June 30, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for the performance of other share classes and for more complete performance information.) The fund's performance (Class A shares, unadjusted for sales charges) exceeded the return of both its benchmarks: the MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) returned 6.35%, while the Standard & Poor's 500 (S&P 500) Index declined -0.81% during the period.1

1 The MSCI US REIT Index is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Q:  Will you review the fund's investment process?

A:  In managing the portfolio, we use established investment disciplines that we have developed over a number of years. We employ a quarterly sector-allocation process in which we decide to overweight or underweight certain sectors of the REIT market. We make informed decisions on where we think sector outperformance will occur, and we employ a disciplined stock-selection process. The portfolio holds anywhere from 50 to 65 issues at any one time, and we invest in what we think will be the top-returning names in each sector. Meanwhile, we avoid the bottom tier of companies that we expect to underperform.

Q:  What factors influenced the performance of REITs during the first six months of 2005?

A:  As was the case in 2004, the REIT market experienced significant volatility during the first six months of this year. During the first quarter, REITs, as measured by the MSCI US REIT Index, were down 6.34%.

The most important factor influencing the performance of REITs during the period was interest rates. Coming into the year, yield-oriented investors were concerned about an accelerating economy and the higher interest rates that would likely accompany it, as well as the Federal Reserve Board's (the Fed) continued "measured" program of raising short-term interest rates. This environment created downward pressure on the prices of REITs, which temporarily were trading like bonds because of the high dividend yield that REITs typically carry. With the strong prospect that bond yields would rise in an accelerating economy, and with the threat of inflation, REIT prices were hit hard during the first quarter (bond prices decline when interest rates rise).2 When over the course of the quarter, longer-term Treasury bond yields did not rise even in the face of continuing Fed actions to raise short-term rates — with some long bond sectors actually experiencing yield declines — REIT prices began to bounce back. The REIT market as measured by the MSCI US REIT Index was up 14.89% for the second quarter.

2 Bond investors typically demand higher yields in return for holding longer-dated instruments as compensation for the possibility of higher inflation.

A widely discussed factor regarding REIT prices during the period was "valuation": Should REITs be considered fully valued, or is there still room for their prices to rise? Looking at the market for publicly traded REITs, by the second quarter some investors believed that the asset class seemed overvalued: REIT price/earnings ratios (price multiples) are now averaging approximately 15x (15 times) to 16x earnings. Historically, 12x or 13x earnings has been considered the high end of the valuation range for REIT prices.3

On the other hand, if we look at the market for privately owned real estate, the REIT market (otherwise known as the public real estate market) may well be fairly valued to slightly undervalued. This is evidenced by several M&A (merger and acquisition) transactions that took place during the six months ended June 30. Most notably, real estate advisor ING Clarion purchased Gables Residential, an apartment REIT based in the Southeast, at a price well in excess of where the public market was pricing Gables. In two similar M&A transactions in the REIT market during the period, direct property investors acquired publicly traded REITs at a premium to the REITs' share price. These transactions validated higher private market real estate pricing and suggested that REITs were undervalued relative to the private market. This news pushed the REIT market to new highs. In addition, fundamental factors such as rising earnings and internal growth (i.e., the growth rate of underlying assets within a sector; for example, the relative growth and economic health of the stores within malls that make up the regional mall sector) contributed to the ongoing attractiveness of the REIT market.

3 Price to earnings (p/e) ratio, or earnings multiple, is the price of a stock divided by its earnings per share. Is is a widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.

Q:  What contributed to and detracted from performance over the period?

A:  The fund was able to outpace the index during the period based on strong stock selection, particularly within the office, hotel and retail sectors. In contrast, from a sector perspective, our overweight position compared with the benchmark in the underperforming hotel sector detracted from performance. In addition, an overweight position in the outperforming regional mall sector helped performance. Relative weightings versus the MSCI US REIT Index in other REIT sectors did not have a strong impact on performance.

Q:  Which individual holdings had a significant impact on performance during the period?

A:  Starwood Hotels & Resorts, Inc. is a large holding in the portfolio that experienced difficulties during the period, but one that we remain enthusiastic about. In the second quarter, Starwood announced earnings that met its previous forecast, but Wall Street had expected even better results. This did not occur, primarily because the company's hotels had a number of rooms undergoing renovations, which detracted from earnings. In addition, in May 2005, the company announced its intention to acquire the European hotel chain Le Meridien. Investors worried that the expense of acquiring Le Meridien would dilute Starwood's earnings, and they punished the stock. We agree that the transaction will be dilutive this year, but we believe it will add substantially to Starwood's earnings in 2006. For this reason, we have increased the fund's allocation in this stock and remain excited about its prospects.

In the industrial sector, the fund benefited from its position in Catellus Development Corp., which was acquired by ProLogis in June. The acquisition was completed at a 15% premium to Catellus Development's stock price at the time of the transaction, and the fund benefited from its overweight position in Catellus compared with the benchmark. The fund holds a position in ProLogis, which did not perform well on this news, and owning ProLogis detracted somewhat from the benefit of holding Catellus at the time of its acquisition. ProLogis owns and operates a network of industrial distribution facilities in North America and Europe.

Q:  Will you describe the fund's positioning within the various REIT sectors?

A:  The fund's largest overweight is in the hotel sector, followed by the regional mall sector. Both of those overweight decisions are predicated on our expectations of solid internal growth within each of these sectors over the balance of this year and into next year.

In the hotel sector, we are now seeing occupancy levels that allow major hotels to raise room rates more aggressively. Room rates have been rising and have an even greater impact on the bottom line of hotels than do occupancy levels. We believe this trend will continue for the remainder of this year and into next and will drive strong earnings growth in the hotel sector. At certain points in 2005, investors have shown concern over whether a slowdown in economic growth would hurt hotels. We are less concerned about this because of major hotels' strong advance group bookings for the third and fourth quarters of this year. Even if the economy has weaker than expected growth, we think hotels will post solid earnings through the remainder of this year.

Within regional malls, a solid retail sales environment is leading to increased demand on the part of retailers for mall space. At the same time, development of new malls (i.e., supply) has been held in check. Many of the REIT companies in the mall sector are now focused on redevelopment activities, which are expected to bring a higher rate of return than new development. Even after four years of strong performance by regional malls, we see favorable valuations in this sector and solid earnings growth.

Until late in the first quarter, the fund had been slightly underweight in the office sector. We are beginning to increase the fund's weighting here and anticipate being neutral to overweight in the office sector for most of the coming period. Again, this is a function of the improving US economy. Leasing activity within the sector is picking up, and we are seeing the beginning stages of rent growth. Until recently, only three office markets were providing positive performance: midtown New York City, Washington, D.C., and Southern California. Now growth is beginning to spread to other parts of the country — the Southeast markets in particular. We believe this trend should lead to increased earnings for the office sector.

The fund continues to underweight the retail sector, even though fundamental factors within the sector appear strong. In our view, many retail stocks are fully valued or even overvalued. The high-water mark for retail sector valuation seemed to come during the first quarter when Regency Centers Corp. purchased the First Washington portfolio of properties at what the market perceived was a high premium. We will continue to monitor the retail sector for attractive values.

As we mentioned, the first large M&A transaction within the REIT market during the period was in apartments, specifically the ING Clarion/Gables transaction. Following the transaction, REIT prices within the sector generally moved up. While fundamental factors in the apartment sector are improving, we believe apartment REITs are currently "priced for perfection" (i.e., their current stock prices are based on the notion that earnings results will always meet or exceed expectations). Therefore, we are maintaining a neutral weighting in the apartment sector (staying closer to the index's weighting than we normally would) because of uncertainty over the economy. If economic activity accelerates in the second half of 2005, apartments should perform well.

Q:  What are the prospects for the REIT marketplace for the remainder of 2005 and into 2006?

A:  After a banner year in 2004, we were cautious about REIT returns this year. So far, the market's performance has exceeded our expectations. As we have stated, market participants are currently debating whether the REIT market is fairly valued, though internal growth within many REIT sectors continues to improve. Historically, in an improving market cycle, investors have tended to underestimate the rate of improvement. Of course, much depends on how fast the economy grows and how interest rate levels affect the REIT market. The short-term effect of interest rates during the first quarter was negative, but we do not believe interest rates will hurt REIT performance longer-term, as long as market fundamentals continue to improve. We expect that market volatility will continue due to the lack of a clear consensus as to when and by how much the Fed will raise interest rates short term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2005

Asset Allocation	6/30/05	12/31/04

Common Stocks	96%	97%
Cash Equivalents	4%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Office	19%	16%
Apartments	17%	19%
Regional Malls	16%	15%
Shopping Centers	15%	14%
Hotels	12%	10%
Industrials	7%	9%
Health Care	5%	5%
Diversified	4%	9%
Storage	4%	2%
Media	1%	—
Other	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2005 (42.8% of Net Assets)
1. Simon Property Group, Inc. Operator of real estate investment trust	8.1%
2. Vornado Realty Trust Operator of investments in community shopping centers	5.3%
3. Equity Residential Operator of multifamily properties containing apartments	5.0%
4. Boston Properties, Inc. Developer of commercial and industrial real estate	4.2%
5. Avalonbay Communities, Inc. Self-managed, multifamily real estate investment trust	3.8%
6. Starwood Hotels & Resorts Worldwide, Inc. Manufacturer of a chain of hotels	3.5%
7. ProLogis Owner of global corporate distribution facilities	3.5%
8. Equity Office Properties Trust Owner of office properties and parking facilities	3.4%
9. Public Storage, Inc. Owner and operator of personal and business mini-warehouses	3.2%
10. General Growth Properties, Inc. Owner and developer of shopping mall centers	2.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 95.7%
Apartments 16.6%
Amli Residential Properties Trust (REIT)	129,600	4,051,296
Apartment Investment & Management Co. "A" (REIT)	994,400	40,690,848
Archstone-Smith Trust (REIT)	821,720	31,734,826
Avalonbay Communities, Inc. (REIT)	684,477	55,305,742
BRE Properties, Inc. "A" (REIT)	419,300	17,547,705
Camden Property Trust (REIT)	391,221	21,028,129
Equity Residential (REIT)	1,992,929	73,379,646
		243,738,192
Diversified 4.2%
American Financial Realty Trust (REIT)	839,700	12,914,586
Capital Automotive (REIT)	363,400	13,870,978
Colonial Properties Trust (REIT)	157,500	6,930,000
Digital Realty Trust, Inc. (REIT)	405,400	7,045,852
Equity Lifestyle Properties, Inc. (REIT)	248,443	9,878,094
Lexington Corporate Properties Trust (REIT)	465,100	11,306,581
		61,946,091
Health Care 5.2%
LTC Properties, Inc. (REIT)	404,900	8,381,430
National Health Investors, Inc. (REIT)	312,506	8,772,043
Nationwide Health Properties, Inc. (REIT)	410,795	9,698,870
Senior Housing Properties Trust (REIT)	1,022,800	19,341,148
Ventas, Inc. (REIT)	986,700	29,798,340
		75,991,831
Hotels 11.3%
Hilton Hotels Corp.	1,530,400	36,500,040
Host Marriott Corp. (REIT)	1,654,400	28,952,000
Innkeepers USA Trust (REIT)	752,000	11,234,880
La Quinta Corp.*	2,770,700	25,850,631
LaSalle Hotel Properties (REIT)	359,700	11,801,757
Starwood Hotels & Resorts Worldwide, Inc.	871,013	51,015,231
		165,354,539
Industrial 6.2%
Catellus Development Corp. (REIT)	97,944	3,212,563
First Potomac Realty Trust (REIT)	120,400	2,985,920
Liberty Property Trust (REIT)	777,800	34,464,318
ProLogis (REIT)	1,265,400	50,919,696
		91,582,497
Manufactured Homes 0.2%
American Land Lease, Inc. (REIT)	145,600	3,190,096
Media 0.9%
Entertainment Properties Trust (REIT)	287,000	13,202,000
Office 17.9%
Arden Realty Group, Inc. (REIT)	717,700	25,822,846
BioMed Realty Trust, Inc. (REIT)	414,700	9,890,595
Boston Properties, Inc. (REIT)	878,900	61,523,000
Brandywine Realty Trust (REIT)	509,200	15,606,980
Brookfield Properties Corp. (REIT)	251,700	7,248,960
CarrAmerica Realty Corp. (REIT)	361,800	13,089,924
Corporate Office Properties Trust (REIT)	146,900	4,326,205
CRT Properties, Inc. (REIT)	68,400	1,867,320
Equity Office Properties Trust (REIT)	1,507,300	49,891,630
Glenborough Realty Trust, Inc. (REIT)	206,592	4,253,729
Highwoods Properties, Inc. (REIT)	551,000	16,397,760
Mack-Cali Realty Corp. (REIT)	670,686	30,382,076
Parkway Properties, Inc. (REIT)	99,600	4,980,996
SL Green Realty Corp. (REIT)	17,100	1,102,950
Trizec Properties, Inc. (REIT)	777,500	15,993,175
		262,378,146
Regional Malls 15.5%
General Growth Properties, Inc. (REIT)	997,000	40,966,730
Pennsylvania Real Estate Investment Trust (REIT)	307,700	14,615,750
Simon Property Group, Inc. (REIT)	1,645,617	119,290,776
Taubman Centers, Inc. (REIT)	515,900	17,587,031
The Mills Corp. (REIT)	570,300	34,668,537
		227,128,824
Shopping Centers 13.9%
Developers Diversified Realty Corp. (REIT)	410,824	18,881,471
Federal Realty Investment Trust (REIT)	491,500	28,998,500
Inland Real Estate Corp. (REIT)	1,181,500	18,998,520
Pan Pacific Retail Properties, Inc. (REIT)	460,557	30,571,774
Regency Centers Corp. (REIT)	501,286	28,673,559
Vornado Realty Trust (REIT)	972,544	78,192,538
		204,316,362
Storage 3.8%
FrontLine Capital Group*	12,400	0
Public Storage, Inc. (REIT)	734,400	46,450,800
Sovran Self Storage, Inc. (REIT)	223,800	10,173,948
		56,624,748
Total Common Stocks (Cost $1,091,411,348)		1,405,453,326

Cash Equivalents 4.2%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $62,122,256)	62,122,256	62,122,256
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,153,533,604) (a)	99.9	1,467,575,582
Other Assets and Liabilities, Net	0.1	1,743,449
Net Assets	100.0	1,469,319,031

* Non-income producing security.

(a) The cost for federal income tax purposes was $1,155,800,477. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $311,775,105. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $312,117,994 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $342,889.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The ratio shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,091,411,348)	$ 1,405,453,326
Investment in Scudder Cash Management QP Trust (cost $62,122,256)	62,122,256
Total investments in securities, at value (cost $1,153,533,604)	1,467,575,582
Receivable for investments sold	20,772,906
Dividends receivable	5,780,743
Interest receivable	109,416
Receivable for Fund shares sold	4,913,816
Other assets	60,945
Total assets	1,499,213,408
Liabilities
Payable for investments purchased	25,662,340
Payable for Fund shares redeemed	3,216,665
Accrued investment advisory fee	541,033
Other accrued expenses and payables	474,339
Total liabilities	29,894,377
Net assets, at value	$ 1,469,319,031
Net Assets
Net assets consist of: Undistributed net investment income	2,166,335
Net unrealized appreciation (depreciation) on investments	314,041,978
Accumulated net realized gain (loss)	49,228,240
Paid-in capital	1,103,882,478
Net assets, at value	$ 1,469,319,031

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($947,207,198 ÷ 44,155,015 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 21.45
Maximum offering price per share (100 ÷ 94.25 of $21.45)	$ 22.76

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($30,636,092 ÷ 1,427,996 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 21.45

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($86,321,531 ÷ 4,013,771 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 21.51
Class R Net Asset Value, offering and redemption price(a) per share ($5,641,666 ÷ 262,980 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 21.45

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($353,365 ÷ 16,498 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 21.42

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($399,159,179 ÷ 18,622,393 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 21.43

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $15,441)	$ 26,406,969
Interest — Scudder Cash Management QP Trust	643,411
Total Income	27,050,380
Expenses: Investment advisory fee	2,952,896
Services to shareholders	237,691
Custodian and accounting fees	109,857
Distribution and shareholder servicing fees	1,446,699
Auditing	31,430
Legal	12,628
Trustees' fees and expenses	19,677
Reports to shareholders	34,218
Registration fees	81,692
Other	28,742
Total expenses, before expense reductions	4,955,530
Expense reductions	(6,612)
Total expenses, after expense reductions	4,948,918
Net investment income (loss)	22,101,462
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	44,534,270
Net unrealized appreciation (depreciation) during the period on investments	20,131,348
Net gain (loss) on investment transactions	64,665,618
Net increase (decrease) in net assets resulting from operations	$ 86,767,080

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 22,101,462	$ 24,377,566
Net realized gain (loss) on investment transactions	44,534,270	91,072,785
Net unrealized appreciation (depreciation) during the period on investment transactions	20,131,348	166,297,113
Net increase (decrease) in net assets resulting from operations	86,767,080	281,747,464
Distributions to shareholders from: Net investment income: Class A	(12,453,115)	(19,511,235)
Class B	(322,742)	(555,818)
Class C	(903,394)	(1,259,205)
Class R	(55,722)	(26,472)
Class S	(1,132)	—
Institutional Class	(6,195,244)	(7,917,963)
Net realized gains: Class A	—	(51,326,140)
Class B	—	(2,005,461)
Class C	—	(5,109,475)
Class R	—	(112,954)
Class S	—	—
Institutional Class	—	(22,127,786)
Fund share transactions: Proceeds from shares sold	333,223,629	539,400,416
Reinvestment of distributions	16,749,166	97,100,885
Cost of shares redeemed	(229,597,284)	(228,660,889)
Redemption fees	19,670	—
Net increase (decrease) in net assets from Fund share transactions	120,395,181	407,840,412
Increase (decrease) in net assets	187,230,912	579,635,367
Net assets at beginning of period	1,282,088,119	702,452,752
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $2,166,335 and $3,778, respectively)	$ 1,469,319,031	$ 1,282,088,119

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended December 31,	2005[a]	2004	2003	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 20.40	$ 17.09	$ 12.97	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[d]	.35	.48	.51	.08	.04
Net realized and unrealized gain (loss) on investment transactions	1.01	4.79	4.37	.06	(.25)
Total from investment operations	1.36	5.27	4.88	.14	(.21)
Less distributions from: Net investment income	(.31)	(.58)	(.55)	(.09)	(.15)
Net realized gain (loss) on investment transactions	—	(1.38)	(.15)	(.04)	—
Tax return of capital	—	—	(.06)	(.02)	—
Total distributions	(.31)	(1.96)	(.76)	(.15)	(.15)
Redemption fee	.00***	—	—	—	—
Net asset value, end of period	$ 21.45	$ 20.40	$ 17.09	$ 12.97	$ 12.98
Total Return (%)[e]	6.83**	31.57	38.51	1.11f**	(1.55)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	947	814	481	210	200
Ratio of expenses before expense reductions (%)	.81*	.82	.88	1.26*	2.20*
Ratio of expenses after expense reductions (%)	.81*	.82	.88	1.25*	1.25*
Ratio of net investment income (loss) (%)	3.57*	2.60	3.39	.60g**	1.27*
Portfolio turnover rate (%)	68*	79	25	36*	44

[a] For the six months ended June 30, 2005 (Unaudited).

[b] For the one month period ended December 31, 2002.

[c] For the period from September 3, 2002 (commencement of operations of Class A shares) to November 30, 2002.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.

* Annualized ** Not annualized ***Amount is less than $.005.

Class B
Years Ended December 31,	2005[a]	2004	2003	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 20.40	$ 17.08	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[d]	.26	.30	.36	.07	.01
Net realized and unrealized gain (loss) on investment transactions	1.01	4.80	4.38	.07	(.24)
Total from investment operations	1.27	5.10	4.74	.14	(.23)
Less distributions from: Net investment income	(.22)	(.40)	(.44)	(.07)	(.13)
Net realized gain (loss) on investment transactions	—	(1.38)	(.15)	(.04)	—
Tax return of capital	—	—	(.06)	(.02)	—
Total distributions	(.22)	(1.78)	(.65)	(.13)	(.13)
Redemption fee	.00***	—	—	—	—
Net asset value, end of period	$ 21.45	$ 20.40	$ 17.08	$ 12.99	$ 12.98
Total Return (%)[e]	6.33**	30.24	37.36	1.06f**	(1.74)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	32	22	7	7
Ratio of expenses before expense reductions (%)	1.73*	1.79	1.85	2.28*	2.69*
Ratio of expenses after expense reductions (%)	1.73*	1.79	1.85	2.00*	2.00*
Ratio of net investment income (%)	2.65*	1.63	2.42	.54g**	.52*
Portfolio turnover rate (%)	68*	79	25	36*	44

[a] For the six months ended June 30, 2005 (Unaudited).

[b] For the one month period ended December 31, 2002.

[c] For the period from September 3, 2002 (commencement of operations of Class B shares) to November 30, 2002.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charge.

[f] Total return would have been lower had certain expenses not been reduced.

[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.

* Annualized ** Not annualized *** Amount is less than $.005.

Class C
Years Ended December 31,	2005[a]	2004	2003	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 20.44	$ 17.12	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[d]	.27	.32	.37	.07	.01
Net realized and unrealized gain (loss) on investment transactions	1.03	4.80	4.41	.07	(.24)
Total from investment operations	1.30	5.12	4.78	.14	(.23)
Less distributions from: Net investment income	(.23)	(.42)	(.44)	(.07)	(.13)
Net realized gain (loss) on investment transactions	—	(1.38)	(.15)	(.04)	—
Tax return of capital	—	—	(.06)	(.02)	—
Total distributions	(.23)	(1.80)	(.65)	(.13)	(.13)
Redemption fee	.00***	—	—	—	—
Net asset value, end of period	$ 21.51	$ 20.44	$ 17.12	$ 12.99	$ 12.98
Total Return (%)[e]	6.47**	30.35	37.59	1.06f**	(1.74)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86	81	34	1	1
Ratio of expenses before expense reductions (%)	1.61*	1.68	1.75	2.28*	2.84*
Ratio of expenses after expense reductions (%)	1.61*	1.68	1.75	2.00*	2.00*
Ratio of net investment income (loss) (%)	2.77*	1.74	2.52	.54g**	.52*
Portfolio turnover rate (%)	68*	79	25	36*	44

[a] For the six months ended June 30, 2005 (Unaudited).

[b] For the one month period ended December 31, 2002.

[c] For the period from September 3, 2002 (commencement of operations of Class C shares) to November 30, 2002.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

* Annualized ** Not annualized *** Amount is less than $.005.

Class R
Years Ended December 31,	2005[a]	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.39	$ 17.09	$ 16.06
Income (loss) from investment operations: Net investment income (loss)[c]	.32	.38	.03
Net realized and unrealized gain (loss) on investment transactions	1.01	4.81	1.30
Total from investment operations	1.33	5.19	1.33
Less distributions from: Net investment income	(.27)	(.51)	(.09)
Net realized gain (loss) on investment transactions	—	(1.38)	(.15)
Tax return of capital	—	—	(.06)
Total distributions	(.27)	(1.89)	(.30)
Redemption fees	.00***	—	—
Net asset value, end of period	$ 21.45	$ 20.39	$ 17.09
Total Return (%)	6.65**	31.01	8.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	2.1
Ratio of expenses (%)	1.17*	1.33	1.25*
Ratio of net investment income (loss) (%)	3.21*	2.09	.21d**
Portfolio turnover rate (%)	68*	79	25

[a] For the six months ended June 30, 2005 (Unaudited).

[b] For the period from October 1, 2003 (commencement of operations of Class R shares) to December 31, 2003.

[c] Based on average shares outstanding during the period.

[d] For the three months ended December 31, 2003, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.81
Income (loss) from investment operations: Net investment income (loss)[b]	.18
Net realized and unrealized gain (loss) on investment transactions	1.54
Total from investment operations	1.72
Less distributions from: Net investment income	(.11)
Redemption fees	.00***
Net asset value, end of period	$ 21.42
Total Return (%)	8.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4
Ratio of expenses (%)	.73*
Ratio of net investment income (loss) (%)	.26**
Portfolio turnover rate (%)	68*

[a] For the period from May 2, 2005 (commencement of operations of Class S shares) to June 30, 2005. (Unaudited).

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class[b]
Years Ended December 31,	2005[a]	2004	2003	2002[c]	2002[d]	2001[d]	2000[h]
Selected Per Share Data
Net asset value, beginning of period	$ 20.38	$ 17.08	$ 12.96	$ 12.98	$ 13.30	$ 11.95	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.38	.53	.55[e]	.08[e]	.45[e]	.66	.48
Net realized and unrealized gain (loss) on investment transactions	1.01	4.77	4.37	.06	.77	1.58	1.82
Total from investment operations	1.39	5.30	4.92	.14	1.22	2.24	2.30
Less distributions from: Net investment income	(.34)	(.62)	(.59)	(.10)	(.55)	(.46)	(.35)
Net realized gain (loss) on investment transactions	—	(1.38)	(.15)	(.04)	(.99)	(.43)	—
Tax return of capital	—	—	(.06)	(.02)	—	—	—
Total distributions	(.34)	(2.00)	(.80)	(.16)	(1.54)	(.89)	(.35)
Redemption fees	.00***	—	—	—	—	—	—
Net asset value, end of period	$ 21.43	$ 20.38	$ 17.08	$ 12.96	$ 12.98	$ 13.30	$ 11.95
Total Return (%)	6.97**	31.88	38.91	1.13f**	9.58[f]	19.32	23.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	399	353	166	24	22	16	14
Ratio of expenses before expense reductions (%)	.54*	.54	.63	1.06*	1.25	1.17	1.32
Ratio of expenses after expense reductions (%)	.54*	.54	.63	1.00*	1.14	1.17	1.32
Ratio of net investment income (loss) (%)	3.84*	2.88	3.64	.62g**	3.44	4.97	5.04
Portfolio turnover rate (%)	68*	79	25	36*	44	114	87

[a] For the six months ended June 30, 2005 (Unaudited).

[b] On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated as Institutional Class.

[c] For the one month period ended December 31, 2002.

[d] For the years ended November 30.

[e] Based on average shares outstanding during the period.

[f] Total return would have been lower had certain expenses not been reduced.

[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.

[h] For the period December 1, 1999 (commencement of operations) to November 30, 2000.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder RREEF Real Estate Securities Fund (the "Fund") is a non-diversified series of Scudder RREEF Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge.

On May 2, 2005, the Fund commenced offering Class S shares. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders, transfer agent fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

B. Purchases and Sales of Securities

During the six months ended June 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $504,781,829 and $398,188,660, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The fee payable under the Investment Advisory Agreement (the "Investment Advisory Fee") is equal to an annual rate of 0.65% of the first $100,000,000 of the Fund's average daily net assets, 0.55% of the next $100,000,000 of such net assets, 0.50% of the next $100,000,000 of such net assets and 0.45% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended June 30, 2005, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.48% of the Fund's average daily net assets.

Until August 30, 2006, the Advisor has contractually agreed to maintain the expenses of Classes A, B, C, R, S and Institutional class shares at no more than 1.25%, 2.00%, 2.00%, 1.50%, 0.91% and 1.00%, respectively, of average daily net assets.

Service Provider Fees. Investment Company Capital Corp. ("ICCC") is the Fund's accounting agent. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, SFAC and ICCC have retained State Street Bank and Trust Company ("SSB") to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by ICCC aggregated $88,805, of which $27,034 is unpaid.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend paying and shareholder services agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the fee it receives from the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by SISC aggregated $214,858, of which $111,525 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended June 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2005
Class B	$ 107,659	$ 19,027
Class C	288,208	51,194
Class R	4,748	1,304
	$ 400,615	$ 71,525

In addition, SDI provides information and administration services ("Shareholder Servicing Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at June 30, 2005	Annualized Effective Rate
Class A	$ 924,985	$ 173,145.24%
Class B	34,451	6,485.24%
Class C	82,099	15,338.23%
Class R	4,549	1,934.24%
	$ 1,046,084	$ 196,902

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2005 aggregated $9,359.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2005, the CDSC for Class B and C shares aggregated $55,946 and $9,079, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended June 30, 2005, SDI received $7,861.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $22,620, of which $6,120 is unpaid at June 30, 2005.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended June 30, 2005, the Advisor agreed to reimburse the Fund $6,567, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2005, the Fund's custodian fees were reduced by $45 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2005		Year Ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	11,591,725	$ 237,415,259	14,868,713	$ 272,560,915
Class B	197,895	3,920,831	753,645	13,675,958
Class C	716,771	14,237,827	3,016,420	55,411,526
Class R	185,715	3,611,344	79,543	1,439,483
Class S*	16,731	343,929	—	—
Institutional Class	3,747,047	73,694,439	10,571,676	196,312,534
		$ 333,223,629		$ 539,400,416
Shares issued to shareholders in reinvestment of distributions
Class A	605,156	$ 11,975,056	3,472,220	$ 68,296,703
Class B	13,260	261,766	104,052	2,061,395
Class C	35,267	698,898	243,756	4,860,314
Class R	2,748	54,805	6,959	138,717
Class S*	52	1,105	—	—
Institutional Class	190,363	3,757,536	1,102,295	21,743,756
		$ 16,749,166		$ 97,100,885
Shares redeemed
Class A	(7,976,097)	$ (157,203,739)	(6,545,616)	$ (120,971,606)
Class B	(328,148)	(6,415,946)	(574,049)	(10,340,051)
Class C	(697,436)	(13,689,391)	(1,280,526)	(23,554,974)
Class R	(15,434)	(302,281)	(4,226)	(84,494)
Class S*	(285)	(6,119)	—	—
Institutional Class	(2,653,455)	(51,979,808)	(4,060,263)	(73,709,764)
		$ (229,597,284)		$ (228,660,889)
Redemption fees		$ 19,670		$ —
Net increase (decrease)
Class A	4,220,784	$ 92,186,576	11,795,317	$ 219,886,012
Class B	(116,993)	(2,233,349)	283,648	5,397,302
Class C	54,602	1,247,334	1,979,650	36,716,866
Class R	173,029	3,363,868	82,276	1,493,706
Class S*	16,498	338,915	—	—
Institutional Class	1,283,955	25,472,167	7,613,708	144,346,526
		$ 120,395,181		$ 407,840,412

* For the period May 2, 2005 (commencement of operations of Class S shares) to June 30, 2005.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 20 percent of its net assets under the agreement. During the period the Fund had no borrowings on the line of credit.

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increase in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 for Classes A, B and C (800) 730-1313 for Institutional Class To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	RRRAX	RRRBX	RRRCX	RRRRX
CUSIP Number	81119P 102	81119P 201	81119P 300	81119P 409
Fund Number	425	625	725	595

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	RRRSX
CUSIP Number	81119P 508
Fund Number	1502

For shareholders of Class S

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	RRREX
Fund Number	325
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments,
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

Scudder Investments
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

September 2004

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder RREEF Real Estate Securities Fund, a
                                    series of Scudder RREEF Securities Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder RREEF Real Estate Securities Fund, a
                                    series of Scudder RREEF Securities Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 23, 2005